Exhibit 99.1

Thunder Bridge Acquisition, Ltd. Announces the Designation of Paul R. Garcia as Nominee to the Board of Directors of Repay Holdings Corporation upon Consummation of Business Combination

Great Falls, VA – May 29, 2019 – Thunder Bridge Acquisition, Ltd. (NASDAQ: TBRG, TBRGU and TBRGW) (“Thunder Bridge”) today announced that it has designated Paul R. Garcia as a nominee to serve on the Board of Directors of Repay Holdings Corporation (the successor entity to Thunder Bridge) upon consummation of Thunder Bridge’s pending business combination (the “Business Combination”) with Hawk Parent Holdings, LLC, the parent company of Repay Holdings, LLC (together, “REPAY”).

Mr. Garcia, a pioneer in the financial services industry, became chief executive officer of National Data Corporation’s (“NDC”) eCommerce line of business in June 1999, which changed its name to Global Payments, Inc. (NYSE: GPN) in 2000 and was spun off from NDC in 2001. During Mr. Garcia’s14-year tenure as chief executive officer, Global Payments’ annual revenues increased from $350 million to $2.4 billion and its current market capitalization is approximately $24 billion.

Mr. Garcia has served on a number of Boards of Directors, including the Global, U.S. and Latin American Boards of MasterCard International, West Corporation, Dun & Bradstreet Corporation, and the Electronic Transaction Association (“ETA”). Currently, Mr. Garcia is a Director of SunTrust Banks, Inc. (NYSE:STI) and Payment Alliance International. He is also a Director of the Commerce Club of Atlanta.

Mr. Garcia was honored as 2004 Ernst & Young Entrepreneur of the Year® in Financial Services for Georgia, Alabama, and Tennessee, and named one of the best CEOs in America five times by Institutional Investor. Mr. Garcia was also recognized by the Electronic Transactions Association as the recipient of the 2008-2009 Distinguished Payments Professional Award and became one of the first inductees to the ETA Hall of Fame in 2018. He was recognized by the Technology Association of Georgia as the recipient of the 2012 Lifetime Achievement Award.

Gary A. Simanson, President and Chief Executive Officer of Thunder Bridge, commented, “We are extremely honored that Mr. Garcia has agreed to join Repay Holdings Corporation’s Board of Directors upon consummation of the Business Combination. Paul has been, and continues to be, one of the most influential leaders in the financial services and payments industries. We could not be more pleased to have his experience and guidance on the Board of Directors upon completion of the Business Combination to assist the combined company as it pursues growth opportunities in a fast-growing sector of the payments industry.”

Pete Kight, Executive Chairman of Thunder Bridge, stated, “I have known Paul Garcia for many years and believe he will bring to the Board of Directors a level of knowledge and experience that is uniquely valuable in the industry. The addition of Paul to the Board of Directors, combined with the seasoned management team of REPAY and the recently-announced private placement transaction with Neuberger Berman Investment Advisors, LLC, Baron Funds and BlackRock, further builds upon REPAY’s goal of being a world-class leader in payments.”

Mr. Garcia will be nominated to the Board of Directors in place of Mr. Simanson and, along with the other Board nominees, Mr. Garcia’s nomination will be presented for approval to Thunder Bridge’s shareholders at the upcoming extraordinary general meeting of shareholders to be held to consider and approve the Business Combination.

About Thunder Bridge Acquisition, Ltd.

Thunder Bridge Acquisition, Ltd. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In June 2018, Thunder Bridge consummated a $258 million initial public offering (the “IPO”) of 25.8 million units, each unit consisting of one of the Company’s Class A ordinary shares and one warrant, each warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. Thunder Bridge’s securities are quoted on the NASDAQ stock exchange under the ticker symbols TBRGU, TBRG, and TBRGW.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers.

Important Information About the Transaction and Where to Find Additional Information

This communication is being made in respect of the proposed business combination between Thunder Bridge and REPAY. In connection with the proposed business combination, Thunder Bridge has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC. After the registration statement is declared effective, Thunder Bridge will mail the definitive proxy statement/prospectus to its shareholders and warrant holders. Before making any voting or investment decision, investors, shareholders and warrant holders of Thunder Bridge are urged to carefully read the preliminary proxy statement/prospectus, and when they become available, the definitive proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about Thunder Bridge, REPAY and the proposed business combination. The documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507.

Participants in the Solicitation

Thunder Bridge and REPAY and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thunder Bridge in favor of the approval of the business combination and from the warrant holders of Thunder Bridge in favor of the warrant amendment. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Thunder Bridge in connection with the proposed business combination is set forth in the preliminary proxy statement/prospectus. Information regarding Thunder Bridge’s directors and executive officers are set forth in the preliminary proxy statement/prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding REPAY’s industry and market sizes, future opportunities for Thunder Bridge, REPAY and the combined company, Thunder Bridge’s and REPAY’s estimated future results and the proposed business combination between Thunder Bridge and REPAY, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Thunder Bridge’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thunder Bridge’s shareholders and warrant holders, the inability to consummate the contemplated private placement, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market’s listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the definitive agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and REPAY or the date of such information in the case of information from persons other than Thunder Bridge or REPAY, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact information:

Thunder Bridge Investor Relations

202.431.0507

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